SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                    _________________________________

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                               July 8, 1999

                        BANK OF AMERICA CORPORATION
          (Exact name of registrant as specified in its charter)

                                  Delaware
                         (State of Incorporation)

                                   1-6523
                          (Commission File Number)

                                 56-0906609
                      (IRS Employer Identification No.)

                          100 North Tryon Street
                        Charlotte, North Carolina
                 (Address of principal executive offices)

                                     28255
                                  (Zip Code)

                                (704) 386-5000
            (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

     On July 8, 1999, the Registrant completed a sterling offering of 300 million pounds in Floating Rate Senior Notes, due 2004 (the "Notes"). The Notes were sold only in Europe and Asia to non-U.S. investors.
The Notes mature in five years and have a coupon interest rate equal to the Sterling London Interbank Offered Rate plus a margin of 3/16 percent. The press release announcing the completion of this offering is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    The following exhibits are filed herewith:

    EXHIBIT NO.          DESCRIPTION OF EXHIBIT

       99.1 Press Release dated July 8, 1999 with respect to the completion of the Registrant's offering of floating rate senior notes.


                                SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BANK OF AMERICA CORPORATION

                             By: /s/ CHARLES M. BERGER
                                     Charles M. Berger
                                     Associate General Counsel

Dated: July 9, 1999